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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2003



                                  LIN TV CORP.
             (Exact name of registrant as specified in its charter)


    Delaware                       001-31331                      05-0501252
---------------                ----------------              -------------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
 incorporation)

                           LIN TELEVISION CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                         000-25206                    13-3581627
---------------                 ----------------             -------------------
(State or other                 (Commission File                    (IRS
jurisdiction of                      Number)                      Employer
incorporation)                                               Identification No.)



Four Richmond Square, Suite 200, Providence, Rhode Island                02906
---------------------------------------------------------             ----------
        (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (401) 454-2880



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events and Required FD Disclosure.


         LIN TV Corp., a Delaware corporation ("LIN TV"), and its wholly owned subsidiary, LIN Television Corporation, a Delaware corporation ("LIN Television"), are jointly filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission LIN TV's press release dated May 16, 2003 announcing that LIN Television has completed its sale of an additional $25 million aggregate principal amount of its 2.50% Exchangeable Senior Subordinated Debentures due 2033.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  See Exhibit Index attached to this report.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          LIN TV Corp.

                                          LIN Television Corporation



Date:  May 16, 2003                       By:  /s/ William A. Cunningham
                                               ---------------------------------
                                          Name:    William A. Cunningham
                                          Title:   Vice President and Controller
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                                  EXHIBIT INDEX



              Exhibit Number                Description
              --------------                -----------

                99.1                        Press Release dated May 16, 2003.